                                                                   EXHIBIT 10.45

                        DIGITAL GENERATION SYSTEMS, INC.

                        COMMON STOCK PURCHASE AGREEMENT


          THIS COMMON STOCK PURCHASE AGREEMENT is made as of the 17/th/ day of December, 1999, by and among Digital Generation Systems, Inc., a California corporation (the "Company"), and the investors, severally and not jointly, listed on Schedule A hereto, each of which is herein referred to as an "Investor."

          WHEREAS, the Company desires to sell, and the Investors desire to purchase, shares of the Company's Common Stock (the "Common Shares") with an aggregate purchase price of three million seven hundred fifty thousand four dollars and two cents ($3,750,004.02) and at a price per share equal to five dollars and seventeen and one-tenth cents ($5.171) (the "Purchase Price").

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

      1.  Purchase and Sale of the Common Shares.
          ---------------------------------------

           1.1 Sale and Issuance of the Common Shares.
               ---------------------------------------

          (a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Investors of the Common Shares.

          (b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing, and the Company agrees to sell and issue to each Investor at the Closing, that number of Common Shares set forth opposite such Investor's name on Schedule A hereto for the purchase price set forth opposite such Investor's name on Schedule A hereto.

          1.2  Closing.  The purchase and sale of the Common Shares shall take
               -------
place at the offices of the Company at 10:00 A.M., on December 17, 1999, or at such other time and place as the Company and Investors acquiring in the aggregate more than half of the Common Shares mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing (or as soon thereafter as is practicable) the Company shall deliver to each Investor a certificate representing the Common Shares that such Investor is purchasing, against payment of the purchase price therefor by check or wire transfer.

      2.  Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to each Investor that:

          2.1  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement, in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Common Shares being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

          2.2  Valid Issuance of Common Shares.  The Common Shares that are
               -------------------------------
being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Registration Rights Agreement and under applicable state and federal securities laws.

          2.3  Offering.  Subject in part to the truth and accuracy of each
               --------
Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Common Shares as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          2.4  Additional Information.  The Company has filed in a timely manner
               ----------------------
all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement (the "SEC Filings"). The SEC Filings complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "Act"), as the case may be, as of their respective filing or effective dates, and the information contained therein was true and correct in all material respects as of the date or effective date of such documents, and each of the SEC Filings, as of such date, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3.  Representations and Warranties of the Investors.  Each Investor hereby
          -----------------------------------------------
represents and warrants that:

          3.1  Authorization.  Such Investor has full power and authority to
               -------------
enter into this Agreement and the Registration Rights Agreement, and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Common Shares to be received by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Common Shares.

          3.3  Disclosure of Information.  Such Investor believes it has
               -------------------------
received all the information it considers necessary or appropriate for deciding whether to purchase the Common Shares. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Shares and the business, properties, prospects and financial condition of the Company.

          3.4  Investment Experience.  Such Investor is an investor in
               ---------------------
securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Shares. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Common Shares.

          3.5  Accredited Investor.  Such Investor is an "accredited investor"
               -------------------
within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

          3.6  Restricted Securities.  Such Investor understands that the Common
               ---------------------
Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Common Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Registration Rights Agreement provided and to the extent this Section 3 and such agreement are then applicable, and:

          (a) There is then in effect a Registration Statement under the Act, covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to SEC Rule 144 except in unusual circumstances.

          (c) Notwithstanding the provisions of Paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

          3.8  Legends.  It is understood that the certificates evidencing the
               -------
Common Shares may bear one or all of the following legends:

          (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

          (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

          (c) Any legend required by applicable blue sky law.



      4.  Conditions of Investors' Obligations at Closing.  The obligations of
          -----------------------------------------------
each Investor under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

          4.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          4.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          4.4  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investors' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          4.5  Registration Rights Agreement.  The Company and each Investor
               -----------------------------
shall have entered into the Registration Rights Agreement.

          4.6  Minimum Funding.  The Investors shall collectively deliver to the
               ---------------
Company the aggregate Purchase Price.

          4.7  Lock-Up.  The Directors of the Company who are not parties hereto
               -------
shall have executed and delivered to the Company letters to the effect that they shall be bound by restrictions substantially similar to the restrictions set forth in Section 6.1 hereof.

      5.  Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Investor:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Investors contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

           5.2 Payment of Purchase Price.  The Investor shall have delivered the
               -------------------------
purchase price specified in Section 1.1.

          5.3  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

      6.  Miscellaneous.
          -------------

          6.1  Lock-Up.  Each Investor agrees, severally and not jointly, that
               -------
without the prior written consent of the Board of Directors, the Investor will not, directly or indirectly, sell, offer to sell, contract to sell, solicit an offer to buy, grant any option for the purchase or sale of, assign, pledge, distribute or otherwise transfer, dispose of or encumber any shares of the Company's

Common Stock, or any options, rights, warrants or other securities convertible into or exercisable or exchangeable for the Company's Common Stock or evidencing any right to purchase or subscribe for shares of the Company's Common Stock, whether or not beneficially owned by the undersigned, for a period of 180 days after the Closing. Each Investor agrees to cause its Affiliates (as defined under the Securities Act of 1933) to comply with the foregoing restrictions. To the extent that any Investor or other person referred to above is subsequently relieved of the foregoing restrictions, all Investors will be relieved from such restriction on a pro rata basis.

          In furtherance of the foregoing, the Company and ChaseMellon Shareholder Services, L.L.C., as Transfer Agent for the Company's Common Stock, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of the provisions hereof. Each Investor hereby consents to the placing of a stop-transfer order with the Transfer Agent for such 180-day period with respect to any of the shares of the Company's Common Stock registered in the name of such Investor or his Affiliates or beneficially owned by such Investor or his Affiliates.

          6.2  Survival of Warranties.  The warranties, representations and
               ----------------------
covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          6.3  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Common Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.4  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          6.5  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.6  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.7  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, deposit with a nationally recognized overnight courier, confirmed facsimile or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address or addresses indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          6.8   Finder's Fee.  Each party represents that it neither is nor will
                ------------
be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible.

          The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.9   Expenses.  Irrespective of whether the Closing is effected, each
                --------
party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Registration Rights Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.10  Amendments and Waivers.  Any term of this Agreement may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (a) the Company and (b) the holders of two-thirds (2/3) of the Common Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          6.11  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          6.12  Corporate Securities Law.  THE SALE OF THE SECURITIES THAT ARE
                ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          6.13  Entire Agreement.  This Agreement and the documents referred to
                ----------------
herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              DIGITAL GENERATION SYSTEMS, INC.


                              By:
                                    -------------------------------
                                    Matthew E. Devine
                                    Chief Executive Officer

                    Address:  875 Battery Street
                              San Francisco, CA  94111

                              INVESTOR:

                              PEQUOT PRIVATE EQUITY FUND, L.P.

                              By:   Pequot Capital Management, Inc.,
                                    as Investment Manager


                                    By:
                                       ---------------------------------------
                                       David J. Malat, Chief Financial Officer


                    Address:  500 Nyala Farm Road
                              Westport, Connecticut   06880



                              PEQUOT OFFSHORE PRIVATE EQUITY
                              FUND, INC.

                              By:   Pequot Capital Management, Inc.,
                                    as Investment Manager


                                    By:
                                       ---------------------------------------
                                       David J. Malat, Chief Financial Officer


                    Address:  500 Nyala Farm Road
                              Westport, Connecticut   06880

                              TCV II, V.O.F.

                              By:  Technology Crossover Management II, L.L.C.,
                                   Its:  Investment General Partner


                                    By:
                                        -------------------------------
                                        Robert C. Bensky
                                        Chief Financial Officer


Address: 56 Main Street, Suite 210     Copy: Technology Crossover Ventures
         Millburn, New Jersey  07041         575 High Street, Suite 400
         Attention: Robert C. Bensky         Palo Alto, California 94301
         Fax: (973) 467-5323                 Attention: Michael G. Linnert
                                             Fax: (650) 614-8222




                             TECHNOLOGY CROSSOVER VENTURES II, L.P.

                             By:  Technology Crossover Management II, L.L.C.,
                                    Its:  General Partner


                                    By:
                                       --------------------------------
                                       Robert C. Bensky
                                       Chief Financial Officer


Address: 56 Main Street, Suite 210     Copy: Technology Crossover Ventures
         Millburn, New Jersey  07041         575 High Street, Suite 400
         Attention: Robert C. Bensky         Palo Alto, California 94301
         Fax: (973) 467-5323                 Attention: Michael G. Linnert
                                             Fax: (650) 614-8222

                            TCV II (Q), L.P.

                            By: Technology Crossover Management II, L.L.C.,
                                General Partner


                                By:
                                   ------------------------------------
                                     Robert C. Bensky
                                     Chief Financial Officer


Address: 56 Main Street, Suite 210     Copy: Technology Crossover Ventures
         Millburn, New Jersey  07041         575 High Street, Suite 400
         Attention: Robert C. Bensky         Palo Alto, California 94301
         Fax: (973) 467-5323                 Attention: Michael G. Linnert
                                             Fax: (650) 614-8222



                         TCV II STRATEGIC PARTNERS, L.P.

                            By: Technology Crossover Management II, L.L.C.
                                Its:  General Partner


                                By:
                                   -------------------------------
                                     Robert C. Bensky
                                     Chief Financial Officer


Address: 56 Main Street, Suite 210     Copy: Technology Crossover Ventures
         Millburn, New Jersey  07041         575 High Street, Suite 400
         Attention: Robert C. Bensky         Palo Alto, California 94301
         Fax: (973) 467-5323                 Attention: Michael G. Linnert
                                             Fax: (650) 614-8222

                         TECHNOLOGY CROSSOVER VENTURES II, C.V.

                         By:  Technology Crossover Management II, L.L.C.,
                              Its:  Investment General Partner


                              By:
                                 ---------------------------------
                                  Robert C. Bensky
                                  Chief Financial Officer


Address: 56 Main Street, Suite 210     Copy: Technology Crossover Ventures
         Millburn, New Jersey  07041         575 High Street, Suite 400
         Attention: Robert C. Bensky         Palo Alto, California 94301
         Fax: (973) 467-5323                 Attention: Michael G. Linnert
                                             Fax: (650) 614-8222

                              ------------------------
                              Scott K. Ginsburg


                    Address:  5221 North O'Connor Boulevard
                              Suite 950
                              Irving, Texas   75039

                              ------------------------
                              Matthew E. Devine


                    Address:  5221 North O'Connor Boulevard
                              Suite 950
                              Irving, Texas   75039

                                   Schedule A

                             Schedule of Investors


                                         Aggregate
                                     Purchase Price of    Number of
         Name and Address              Common Shares    Common Shares
         ----------------            -----------------  -------------
Pequot Private Equity Fund, L.P.         $1,109,525.96         214,567
500 Nyala Farm Road
Westport, Connecticut   06880

Pequot Offshore Private Equity           $  140,475.39          27,166
  Fund, Inc.
500 Nyala Farm Road
Westport, Connecticut   06880

TCV II, V.O.F.                           $   11,655.43           2,254
56 Main Street, Suite 210
Millburn, NJ  07041

Technology Crossover Ventures II,        $  358,779.49          69,383
   L.P.
56 Main Street, Suite 210
Millburn, NJ  07041

TCV II (Q), L.P.                         $  275,836.65          53,343
56 Main Street, Suite 210
Millburn, NJ  07041

TCV II Strategic Partners, L.P.          $   48,953.86           9,467
56 Main Street, Suite 210
Millburn, NJ  07041

Technology Crossover Ventures II,        $   54,776.40          10,593
   C.V.
56 Main Street, Suite 210
Millburn, NJ  07041

Scott K. Ginsburg                        $1,250,001.34         241,733
5221 North O'Connor Boulevard
Suite 950
Irving, Texas   75039

Matthew E. Devine                        $  499,999.50          96,693
5221 North O'Connor Boulevard
Suite 950
Irving, Texas   75039

TOTAL                                    $3,750,004.02         725,199
                                         =============         =======